SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)           October 1, 1999
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                       Merrill Lynch Municipal ABS, Inc.
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               (Exact name of registrant as specified in charter)

          New York                      33-56254                13-369-8229
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

World Financial Center, North Tower, Ninth Floor, New York, New York     10281
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 449-9938
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          (Former name or former address, if changed since last report)
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Item 1.     Changes in Control of Registrant.
            Exempt per No-Action Letter publicly available May 30, 1996.

Item 2.     Acquisition or Disposition of Assets.
            Exempt per No-Action Letter publicly available May 30, 1996.

Item 3.     Bankruptcy or Receivership.
            Exempt per No-Action Letter publicly available May 30, 1996.

Item 4.     Changes in Registrant's Certifying Accountant.
            None.

Item 5.     Other Events.
            [See Exhibits below].

Item 6.     Resignations of Registrant's Certifying Accountant.
            Exempt per No-Action Letter publicly available May 30, 1996.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits.

            1. Statement to holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 1, Series 2, Series 3 relating to the Distribution Date of October 1, 1999.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: 1/13/00                                 MERRILL LYNCH MUNICIPAL ABS, INC.


                                               By: /s/ Edward J. Sisk
                                                   -----------------------------
                                               Name: Edward J. Sisk
                                               Title: Authorized Signatory
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                                  EXHIBIT INDEX

Exhibit                                                                     Page
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  1.        Statement to holders of Merrill Lynch Municipal ABS, Inc.         5
            Prerefunded Municipal Certificates, Series 1, Series 2,
            Series 3 relating to the Distribution Date of October 1, 1999.